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                                                                  Exhibit 10.45

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT (this "Lease") is made and entered into by and between METAL MANAGEMENT REALTY, INC., an Arizona corporation ("Lessor"), and ELLIS METALS, INC., an Arizona corporation ("Lessee").


                              W I T N E S S E T H:

         WHEREAS, Lessor is the owner of the fee simple estate in and to three parcels of land, located in Tucson, Pima County, Arizona, which parcels are more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Leased Premises").

         WHEREAS, Lessee desires to lease the Leased Premises for the term set forth in Article II below.


                                        I
                                     DEMISE

         In consideration of the obligation of Lessee to pay rent as herein provided and in consideration of the other terms, covenants, and conditions of this Lease, Lessor does hereby LEASE, DEMISE, and LET unto Lessee, and Lessee does hereby take and lease from Lessor, the Leased Premises, TO HAVE AND TO HOLD the Leased Premises, together with all rights, privileges, easements and appurtenances belonging to or in any way appertaining to the Leased Premises, including, but not limited to, any and all easements, rights, titles and privileges of Lessor now or hereafter existing in, to, or under adjacent streets, sidewalks, alleys, and party walls and any reversions which may hereafter accrue to Lessor as owner of the Leased Premises by reason of the closing of any street, sidewalk or alley, for the term hereinafter provided, upon and subject to the terms, conditions and agreements hereinafter contained.


                                       II
                                      TERM

         2.1 Initial Term: The initial term (the "Initial Term") of this Lease shall be for sixty (60) months, beginning on April 11, 1996, and ending at midnight on April 10, 2001.

         2.2 Renewal: Within ninety (90) days, but not more than one hundred twenty (120) days, prior to the expiration of the Initial Term of the Lease, the Lessee may, by written notice delivered to Lessor, renew this Lease for an additional five (5) year term, upon the same terms that apply to the Initial Term.


                                       III
                                     RENTAL

         So long as this Lease remains in force and effect, Lessee promises to pay to Lessor rents, without deduction or set off, in the manner, at the time, and in the amounts specified below. Any term or provision of this Lease to the contrary notwithstanding, the covenant and obligation of Lessee to pay the rent provided for herein shall be independent from any obligations, warranties, representations, expressed or implied, if any, of Lessor herein contained:

         3.1 Rent: During the term of this Lease, Lessee agrees to pay to Lessor rental in the amount of Eighty-Five Thousand Five Hundred and No/100 Dollars ($85,500.00) per annum, payable in equal monthly installments of Seven Thousand One Hundred Twenty-Five and No/100 Dollars ($7,125.00) in advance, the first such monthly installment to be due on May 11, 1996, and a like monthly installment to be due on the eleventh (11th) day of each calendar month thereafter until the term expires. Rent for any partial month shall be prorated on a per diem basis.
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         3.2 Place and Manner of Payment: Subject to the further provisions hereof, the rent hereunder shall be payable to Lessor at the address of Lessor set forth on the signature page of this Lease or to such other person at such address as Lessor may designate from time to time in writing.

         3.3 Service Charge: If any rental payment which is required to be paid or which becomes due under this Lease is not paid by the tenth (10th) day following Lessee's receipt of written notice from Lessor stating that such payment is past due, a service charge of five percent (5%) of the amount due shall become due and payable in addition to the amount due. The service charge is for the purpose of reimbursing Lessor for the extra costs and expenses in connection with the handling and processing of late payments. In addition to such service charge, if any rental payment is not paid by the tenth (10th) day following the day Lessor notifies Lessee that the rent was not paid on the date due, Lessee shall pay to Lessor, in addition to such rental payment and the service charge, interest on the rental payment calculated at the lesser of (i) fifteen percent (15%) per annum, or (ii) the highest rate allowed by applicable law (the "Default Rate") from the date such rental payment was due until paid by Lessee.


                                       IV
                                 QUIET ENJOYMENT

         Lessor warrants that Lessor has full right to make this Lease and perform its obligations hereunder, and subject to the terms and provisions of this Lease, Lessee shall have quiet and peaceable enjoyment of the Leased Premises during the term hereof.


                                        V
                                      TAXES

         Payment of Taxes: Lessee agrees to pay and fully discharge all taxes, special assessments, and governmental charges of every character imposed during the term of this Lease upon the Leased Premises, or any part thereof, and all improvements now or hereafter erected thereon and all personal property located thereon, except that Lessee shall not be chargeable with any income taxes imposed under any existing or future laws of the United States or any state or any political or taxing authority on the rentals provided for in this Lease, nor shall Lessee be chargeable with any gross receipts, sales, excise, or use taxes, if any, imposed on rentals paid to Lessor, nor with any corporate franchise tax or corporate license fee levied upon or against any Lessor, nor with any taxes similar to any of the above excepted taxes. Lessee shall pay all taxes, charges and assessments which Lessee is responsible for hereunder (collectively "Taxes") either to the Lessor or to the public officer charged with the collection thereof before the same shall become delinquent, and Lessee agrees to indemnify and save harmless Lessor from all such Taxes. Notwithstanding the foregoing, however, if at any time during the term of this Lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions, or charges now levied, assessed, or imposed on real estate and the improvements thereon shall be discontinued and, as a substitute, taxes, assessments, revenues, impositions, or charges shall be levied, assessed and imposed wholly or partially as a capital levy or otherwise on the rents received from said real estate or the rents reserved herein or any part thereof, then such substitute taxes, assessments, levies, impositions, or charges, to the extent so levied, assessed, or imposed in substitution, shall be paid by Lessee.


                                       VI
                                  CONDEMNATION

         6.1 Total Taking: If the Leased Premises in its entirety is taken (which term when used in this Article VI shall include any conveyance in avoidance or settlement of condemnation or eminent domain proceedings) for any public or quasi-public use or improvement by virtue of


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eminent domain, this Lease shall terminate as of the date of the physical taking of the Leased Premises, and the rentals shall be abated during the unexpired portion of this Lease, effective on the date of such actual physical taking of the Leased Premises; provided that such termination of this Lease shall not prejudice the rights of the parties with respect to the computation of the amounts of the awards for such taking as hereinafter provided.

         6.2 Partial Taking: If only a part of the Leased Premises is taken for any public or quasi-public use or improvement by virtue of eminent domain, this Lease shall remain in effect as to that part of the Leased Premises not taken (unless so much of the Leased Premises shall be taken so as to render the balance unsuitable for use by Lessee for the uses and purposes contemplated as determined by Lessee, in which event this Lease shall terminate as provided in
Section 6.1), but the rentals shall be reduced during the unexpired portion of this Lease on a just and proportionate basis having due regard to the relative value of the portion of the Leased Premises so taken as compared to the remainder thereof and taking into consideration the extent, if any, to which Lessee's use of the remainder of the Leased Premises shall have been impaired or interfered with by reason of such partial taking. Lessee, at its option, may restore or repair the portion of the improvements, if any, then on the Leased Premises not taken by such condemnation. In the event that Lessee elects to restore or repair, Lessor shall reimburse Lessee for the cost of such restoration or repair out of (but not exceeding) the amount of the condemnation award to Lessor; provided, however, in the event the condemnation award made available to Lessee to perform such restoration or repair work is insufficient to pay all of Lessee's costs of such work, Lessee, at Lessee's option, may terminate this Lease by delivering written notice thereof to Lessor.

         6.3 Condemnation Awards. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Leased Premises shall be the property of Lessor and Lessee hereby assigns its interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for loss of business or for the taking of Lessee's fixtures and other property, or for relocation expenses or for damage to its leasehold estate, if a separate award for such items is made to Lessee. Nothing herein shall prevent Lessee from pursuing such a separate award.

         6.4 Temporary Taking: In the event of a taking of all or part of the Leased Premises by a governmental authority for temporary public or quasi-public use, this Lease shall not terminate and Lessee shall be entitled to the award made or damages granted in connection with such temporary taking attributable to any period prior to the expiration of the term hereof (including any renewals or extensions); provided, however, in the event such temporary taking is for more than a period of ninety (90) days and such temporary taking prevents Lessee from using the Leased Premises for its intended purposes (as determined by Lessee), Lessee, at Lessee's option, may terminate this Lease by delivering written notice thereof to Lessor.


                                       VII
                             USE OF LEASED PREMISES

         7.1 Use: Lessee shall use and occupy the premises for the operation of the metal recycling and scrap metal business. The Leased Premises shall be used for no other purpose without the prior written consent of Lessor.

         7.2 Laws: Lessee shall comply with all federal, state, county and city laws and ordinances applicable to the Leased Premises.

         7.3 Repairs. Lessee, at its own cost and expense, shall maintain the Leased Premises (including roofs, walls, and foundation of any improvements on the Leased Premises) in good condition and repair, and Lessee shall repair or replace any damage or injury to all or any part of the Leased Premises. Lessee shall also be responsible for the repair and maintenance of all sidewalks, driveways, service areas, curbs, parking areas and landscaping in and on the


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Leased Premises. Lessee will accomplish such repairs promptly with first-class materials, in a good and workmanlike manner, in compliance with all applicable laws and in a style, character and quality substantially conforming to existing construction. Notwithstanding anything herein to the contrary, Lessee shall not be required to make any of the foregoing repairs if the need for such repairs results from the gross negligence or willful misconduct of Lessor, and in such event, any such repairs shall be made by Lessor promptly with first-class materials, in a good and workmanlike manner, in compliance with all applicable laws and in a style, character and quality substantially conforming to existing construction. In addition, in the event any repairs required to be made by Lessee hereunder are of the type that are covered by the insurance described in Paragraph 8.1 below, and such insurance proceeds are not made available to Lessee to make such repairs, then Lessee, in lieu of making such repairs, may terminate this Lease by providing written notice thereof to Lessor.

         7.4   Operations on the Leased Premises:

         7.4.1 Lessee shall not, without Lessor's prior written consent, keep anything within the Leased Premises for any purpose which invalidates any insurance policy carried on the Leased Premises. All property kept, stored or maintained within the Leased Premises by Lessee shall be at Lessee's sole risk.

         7.4.2 Lessee shall take good care of the Leased Premises and keep the same free from waste at all times. Lessee shall keep the Leased Premises neat, clean and reasonably free from dirt, rubbish, insects and pests at all times, and shall store all trash and garbage within the Leased Premises, arranging for the regular pickup of such trash and garbage at Lessee's expense.

         7.4.3 Lessee shall procure, at its sole expense, any permits and licenses required for the transaction of business in the Leased Premises.

         7.5 Alterations: Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the Leased Premises that would materially affect the structure, load bearing walls or roof of the Leased Premises, and Lessor will not construct any additional square footage to the Leased Premises without Lessee's prior written consent. Lessee may make any other alterations or improvements to the Leased Premises without the prior written consent of Lessor. In the event alterations are made to the Leased Premises in accordance with this paragraph, Lessee agrees to indemnify Lessor and hold Lessor harmless against any loss, liability, or damage resulting from such alterations.

         7.6 Liens: Lessee covenants and agrees to protect, indemnify, defend and hold harmless Lessor from and against all bills, claims, liens and rights to liens for labor and materials and architect's, contractors', and subcontractors' claims and all other fees, claims and expenses incident to the performance of any work at the Leased Premises or any alterations thereof. Lessee shall have the right to contest any and all bills, fees and claims, being obligated to pay the contested item only if and when liability is established against Lessee or against the Leased Premises; provided Lessor is provided with a bond, security or other reasonable assurance that Lessee will have readily available funds on hand to pay such contested item if necessary and that such contested item shall not ripen into a lien or claim against the Leased Premises or Lessor.

         7.7 Title to Improvements: Title to and ownership of any buildings and permanent improvements located on the Leased Premises shall be and remain in Lessor throughout the term of this Lease.

         7.8 Surrender: Lessee covenants and agrees, at the termination of this Lease, whether by limitation, forfeiture, or otherwise, to quit, surrender and deliver to Lessor possession of the Leased Premises with all the buildings and improvements thereon in the same condition as they were at the commencement of this Lease, ordinary wear and tear excepted, all


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of which buildings and improvements shall become and remain the property of
Lessor. Notwithstanding the foregoing, on the last day of the term of this Lease or upon any earlier termination of this Lease, or upon termination of Lessee's right of possession under this Lease, or at any other time during the term of this Lease, Lessee shall have the right, at its option, to remove all furnishings, machinery, equipment, signage, trade fixtures and other removable personal property installed by Lessee from time to time during the term of this Lease. Lessee shall also surrender all keys for the Leased Premises and shall inform Lessor of all combinations on locks, safes and vaults remaining in the Leased Premises.

         7.9 Holding Over. In the event Lessee remains in possession of the Leased Premises after the expiration or termination of this Lease and without the execution of a new Lease, the renewal of this Lease or the consent of Lessor, Lessee shall be a tenant at sufferance for the hold over period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay to Lessor the rent in effect as of the expiration or termination of the Lease, plus fifty percent (50%) of such amount (without waiver of Lessor's right to recover damages as permitted by law). The rental payable during the hold over period shall be payable to Lessor on demand. No holding over by Lessee shall operate to extend the term of this Lease. In the event of a holding over by Lessee, Lessee shall indemnify Lessor against all claims made against Lessor or losses incurred by Lessor resulting from delay by Lessor in delivering possession of the Leased Premises to a tenant or prospective tenant with whom a bona fide lease has been entered into with respect to all or a portion of the Leased Premises.


                                      VIII
                                    INSURANCE

         8.1 Fire and Extended Coverage: During the term of this Lease, Lessee shall, at its sole cost and expense, keep and maintain full replacement value policies of insurance on any buildings and improvements on the Leased Premises against loss or damage by fire or damage by other risks now insured against by standard form "extended coverage" provisions of policies generally in force on buildings or improvements of like type in the location in which the Leased Premises are situated. Such insurance shall be on standard form policies.

         8.2 General Liability: During the term of this Lease, Lessee shall, at its sole cost and expense, keep and maintain policies of commercial general liability insurance with a minimum single limit, which may be effected by primary and excess coverage, equal to $1,000,000.00. Such limits shall be increased during the term of this Lease (including any renewals and extensions) by such amounts as may be reasonable, proper and prudent in Pima County, Arizona, for similar properties with the same type of improvements as may from time to time be situated upon the Leased Premises.

         8.3 Forms of Policies: All fire/extended coverage insurance required herein shall (a) be carried in the name of Lessee; Lessor and any leasehold mortgagees Lessor has previously disclosed to Lessee shall be named on the policies as their respective interests may appear; (b) provide that any loss thereunder may be adjusted with and payable solely to Lessor or Lessor and a named mortgagee Lessor has previously disclosed to Lessee; (c) require at least fifteen (15) days advance written notice to Lessor and any such mortgagees disclosed to Lessee by Lessor prior to the cancellation thereof; and (d) where appropriate, contain provisions whereby the insurer releases and waives all rights of subrogation against both Lessor and any leasehold mortgagee disclosed to Lessee by Lessor requesting same. All insurance policies are to be written by insurance companies reasonably satisfactory to Lessor. The commercial general liability insurance policy shall name Lessor as an additional insured thereon. Certificates of insurance evidencing such insurance policies shall be provided to Lessor and any mortgagees disclosed to Lessee by Lessor. Lessee's failure to comply with the requirements in this Article 8 relating to insurance shall constitute an event of default hereunder. In addition to the remedies provided elsewhere in this Lease, in the event Lessee fails to obtain and maintain the insurance


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policies required by this Article 8, Lessor may, but is not obligated to, obtain such insurance policies and Lessee shall pay to Lessor upon demand as additional rental the premium cost thereof plus interest at the Default Rate from the date of payment by Lessor until repaid by Lessee.

         8.4 Blanket Policies: Any insurance required to be maintained by Lessee may be effected under blanket insurance policies relating to the Leased Premises and other properties so long as such blanket policies conform to the requirements of this Lease.

         8.5 Damage by Casualty. Lessee shall give immediate written notice to Lessor of any damage to the Leased Premises by fire or other casualty. In the event that the Leased Premises shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance, Lessee shall proceed with reasonable diligence to rebuild and repair the Leased Premises and Lessor shall reimburse Lessee for the cost of such repairs up to (but not exceeding) the amount of insurance proceeds actually received by Lessor and applicable to such damages. In the event the proceeds of such insurance are not sufficient to pay for the entire cost of such repairs, Lessee, at Lessee's option, may terminate this Lease by delivering written notice thereof to Lessor. Notwithstanding the foregoing, in the event damage to the Leased Premises caused by fire or other casualty is of a nature that cannot be completely repaired within six (6) months after the date of the fire or casualty, or if the fire or casualty occurs during the last six (6) months of the initial term (or any renewal term) of the Lease, Lessee, at Lessee's option, may terminate this Lease by delivering written notice thereof to Lessor. In the event this Lease is not terminated after a fire or other casualty, all rent payable by Lessee under this Lease shall be equitably adjusted from the date of the damage until the date the repairs are completed.


                                       IX
                            SUBLETTING AND ASSIGNMENT

         9.1 Assignment and Sublease. Lessee may not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Leased Premises, or any part thereof without the prior written consent of Lessor, and in no event shall any such assignment or sublease ever release Lessee from any obligation or liability hereunder.


                                        X
                                     DEFAULT

         10.1 Monetary Default: In the event of a default on the part of Lessee in payment of rentals, taxes or insurance premiums, or any other monies required to be paid by Lessee under this Lease, if Lessor shall deliver to Lessee a written notice specifying such default and if the default as specified by such notice shall continue for a period of fifteen (15) days after the date of delivery of such notice, then in such event Lessor shall have the right at Lessor's election to take any of the remedies set forth hereinafter.

         10.2 Non-Monetary Default: In the event of any breach of this Lease by Lessee, other than as specified in Section 10.1, if Lessor shall deliver to Lessee a written notice specifying such breach and if the breach so specified by such notice shall not be removed or cured within a period of thirty (30) days after Lessee's receipt of such notice (or, if such breach is of a nature that it cannot be cured within thirty (30) days, without Lessee having commenced to remove or cure such breach within such thirty (30) day period and thereafter proceeding with reasonable diligence to completely remove or cure such breach), then in such event Lessor shall have the right at its election to exercise any of the remedies set forth hereinafter.


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         10.3 Remedies. (a) Upon the occurrence of any event of default hereunder, and after the expiration of any applicable notice and cure period, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

      (i) Terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Lessee and any other person who may be occupying said Leased Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; and Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including the loss of rent for the remainder of the Lease Term.

      (ii) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other person who may be occupying the Leased Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and if Lessor so elects, relet the Leased Premises on such terms as Lessor shall deem advisable and receive the rental thereof; and Lessee agrees to pay to Lessor on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term. Lessor need not give Lessee any further written notice whatsoever of Lessor's intent to take possession of the Leased Premises and expel or remove Lessee, and Lessor shall have the right to change the locks on any door of the Leased Premises without notifying Lessee of the name, address or telephone number of an individual or company from whom a new key may be obtained, nor shall Lessor have any obligation to provide a new key to Lessee until such time as all events of default have been cured and Lessee has provided to Lessor additional security for, or further assurances of, Lessee's future performance of all Lessee's obligations arising under this Lease, such security and assurances to be satisfactory to Lessor in the exercise of Lessor's sole and absolute discretion.

      (iii) Enter upon the Leased Premises, without being liable for prosecution or any claim for damages therefor, and do whatever Lessee is obligated to do under the terms of this Lease; and Lessee agrees to reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and Lessee further agrees that Lessor shall not be liable for any damages resulting to the Lessee from such action.

     (b) No re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee. Notwithstanding any such reletting or re-entry or taking possession, Lessor may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. Lessor's acceptance of rent following an event of default hereunder shall not be construed as Lessor's waiver of such event of default. No waiver by Lessor of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Lessor may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the reasonable expense of repossession and any repairs or remodeling undertaken by Lessor following possession. Should Lessor at any time terminate this Lease for any default, in addition to any other remedy Lessor may have, Lessor may recover from Lessee all damages Lessor may incur by reason of such default, including the reasonable cost of recovering the Leased Premises and the loss of rent for the remainder of the Lease Term. It is expressly agreed that Lessor shall have no obligation or duty to mitigate damages, and Lessee hereby waives and relinquishes any right or claim for mitigation of damages.


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         10.4 No Waiver: No waiver by either party of any default or breach of any covenant, condition, or stipulation herein contained shall be treated as a waiver of any subsequent default or breach of the same or any other covenant, condition or stipulation hereof.

         10.5 Bankruptcy: The bankruptcy or insolvency of Lessee, an assignment by Lessee for the benefit of Lessee's creditors, the appointment of a trustee, liquidator or receiver for Lessee, reorganization by Lessee, an admission by Lessee of its inability to pay its debts as the same become due and/or the seeking or granting of any order of relief in any proceeding commenced by or against Lessee under any present or future federal or state bankruptcy, insolvency or creditors' relief statute shall not affect this Lease so long as rent is paid when due and all other covenants of Lessee are continued in performance by Lessee or its successors or legal representatives.

         10.6 Default by Lessor. In the event of any default by Lessor, Lessee will give Lessor written notice specifying such default with particularity, and Lessor shall thereupon have thirty (30) days in which to cure any default (or, in the event such default is of a nature that it cannot be cured in thirty (30) days, such longer period as may be required to effect such cure provided Lessor commences such cure within such thirty (30) day period and diligently pursues same to completion). If Lessor fails to timely cure any default after such notice, Lessee may enforce the performance of this Lease in any manner provided by law or in equity, including, without limitation, enforcing specific performance of Lessor's obligations hereunder, or performing such act or making such payment as Lessor is required hereunder to do, and Lessor shall reimburse Lessee for all expenses incurred by Lessee in performing such act or making such payment, including, without limitation, reasonable attorneys' fees, or this Lease may be terminated at Lessee's discretion.


                                       XI
                                  NON-LIABILITY

         11.1 Lessor Non-Liability: Lessor shall not be liable to Lessee or to Lessee's employees, subtenants, patrons or visitors for any damages to persons or property caused by any act of negligence or any other act of Lessee, its agents or employees, or due to fire, tornado or other casualty, or due to any building on the Leased Premises and appurtenances thereon being improperly constructed, or being or becoming out of repair, or due to any cause whatsoever, except where caused by a deliberate or grossly negligent act of the Lessor or Lessor's duly authorized agent.

         11.2 Indemnification of Lessor: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the Leased Premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, except to the extent such claims or damages are attributable to Lessor's gross negligence or willful misconduct.


                                       XII
                              ESTOPPEL CERTIFICATES

         Lessor and Lessee shall, from time to time, without additional consideration promptly upon request, execute and deliver to each other or to any person whom the requesting party may designate, an estoppel certificate consisting of statements, if true, that (i) this Lease is in full force and effect, with rent current through the date of the certificate (or stating the date through which rent has been paid); (ii) this Lease has not been modified or amended (or setting forth all modifications and amendments); (iii) to the best of such party's knowledge and belief, neither party is then in default, and Lessee and Lessor have fully performed all of Lessee's and Lessor's obligations, hereunder; (iv) if true, the transactions, if any, described in the request do not constitute an event of default under this Lease; (v) that Lessee's interest in the Lease is


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
subordinate and inferior to the deeds of trust referenced in Section 13.19 below; and such further instruments of a similar nature evidencing the agreement of Lessor or Lessee hereunder.


                                      XIII
                                  MISCELLANEOUS

         13.1 Relationship: Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

         13.2 Numbers and Gender: Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

         13.3 Recording: Upon execution and delivery of this Lease, if so requested in writing by Lessee, Lessor and Lessee shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

         13.4 Heading: The headings, captions, and arrangements used in this Lease are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of this Lease, nor affect the meaning thereof.

         13.5 References: All references to "Article", "Articles", "Exhibit", "Exhibits", "Section", "Sections", "Subsection" or "Subsections" contained in this Lease are, unless specifically indicated otherwise, references to articles, exhibits, sections and subsections of this Lease.

         13.6 Notices: Whenever this Lease requires or permits any consent, approval, notice, request, or demand from one party to another, unless otherwise provided, the consent, approval, notice, request or demand must be in writing to be effective and will be effective upon delivery, and shall be deemed to have been given on the third (3rd) day after it is enclosed in an envelope, addressed to the party to be notified at the address stated on the signature page hereof (or at such other address as may have been designated by written notice in accordance herewith) properly stamped, sealed and deposited in the United States Postal Service, certified or registered mail, return receipt requested.

         13.7 Laws: This Lease is being executed and delivered, and is intended to be performed, in the State of Arizona, and the laws of such State and of the United States shall govern the rights and duties of the parties hereto and the validity, construction, enforcement and interpretation hereof. The parties hereto agree that venue on any action under this Lease shall be exclusively in Pima County, Arizona.

         13.8 Partial Invalidity: If any provision of any of this Lease is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable; this Lease shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Lease a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         13.9 Prior Agreements: This Lease embodies the entire agreement between the parties relating to the subject matter hereof, supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by Lessor and Lessee and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         13.10 Multiple Counterparts: This Lease may be executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; but in making proof of this Lease, it shall not be necessary to produce or account for more than one such counterpart.

         13.11 Successors and Assigns: Subject to Section 9.1 hereof, this Lease shall be binding upon and inure to the benefit of Lessor and Lessee, and their respective successors and assigns.

         13.12 Merger of Title: No merger of Lessee's interest in this Lease or of the leasehold estate created by this Lease with the fee simple estate in the Leased Premises, or any part thereof, shall occur by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (i) Lessee's interest in this Lease or the leasehold created by this Lease and (ii) the fee estate in the Leased Premises or any part thereof or any interest therein, and no such merger shall occur unless and until all persons having an interest in the ownership interests described in (i) and (ii) above shall join in a written instrument effecting such merger and shall record same.

         13.13 Time is of the Essence: It is expressly agreed by the parties hereto that time is of the essence with respect to this Lease.

         13.14 Brokerage: Lessee and Lessor respectively represent and warrant to the other that no brokers were retained, used or referred to with respect to this Lease, and that no claims for brokerage commissions or finders' fees are valid or warranted with respect to or in connection with this Lease, and that each shall defend, indemnify and hold the other harmless from any and all costs, claims, or causes of action for such commissions or fees resulting from its own acts. Lessor shall reasonably cooperate with Lessee in order to insure that all utility services are available to the Leased Premises.

         13.15 Attorneys' Fees: In the event either party hereto fails to comply with any of the terms of this Lease to be complied with on its part and the other party commences legal proceedings to enforce the terms of the Lease, the prevailing party in any such proceeding shall receive from the other its reasonable attorneys' fees.

         13.16 Utilities: Lessee shall be responsible at its sole cost and expense for the payment of all charges for utility services to the Leased Premises. In no event shall Lessor be liable or responsible for any costs incurred by Lessee as a result of the interruption of utility service to the Leased Premises unless such interruption is caused by Lessor.

         13.17 Absolute Net; Maintenance and Repair: Lessee acknowledges and agrees that, except as expressly set forth herein to the contrary, it is intended that this Lease shall be a triple net lease for the Lessor and that the Lessor shall not be responsible during the Lease Term for any cost, charges, expenses and outlays of any nature whatsoever arising from or related to the Leased Premises, the contents, use or occupancy thereof, or the business carried on therein, and the Lessee shall pay all charges, impositions, costs and expenses of any nature and kind relating to the Leased Premises. Lessee acknowledges that, accordingly, except as expressly set forth herein to the contrary, Lessee shall be responsible for all expenses related to the Leased Premises including all maintenance and repair of the improvements thereon, and Lessor shall have no liability or responsibility for the maintenance or repair of any improvements.

         13.18 Force Majeure. Neither Lessee nor Lessor shall be required to perform any term, condition or covenant in this Lease for so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lockouts, material or labor restrictions, acts of any governmental authority, civil riots, floods, and any other cause not reasonably within the control of such party and which by the exercise of reasonable diligence such party is unable, wholly or in part, to prevent or overcome.

         13.19 Subordination. Lessee hereby acknowledges that as of the date hereof, the Lessee's interest in the Leased Premises, is subordinate and inferior to (i) that certain Deed of Trust, Assignment of Rents, and Security Agreement, executed by Lessor in favor of Harold Rubenstein and Beverly Rubenstein; and (ii) that certain Deed of Trust, Assignment of Rents, and Security Agreement, executed by Lessor in favor of H & S Broadway. Upon the written request of Lessor or the trustees or beneficiaries of the foregoing deeds of trust, Lessee agrees to acknowledge the subordinate nature of this Lease. Lessor shall have the right to subordinate this Lease to any future deed of trust or mortgage hereafter encumbering the Leased Premises and any renewals, modifications, consolidations, replacements, or extensions thereof; provided, however, any such subsequent subordination shall be governed by a Subordination Agreement in form and substance reasonably satisfactory to Lessee which shall provide that any mortgagee or beneficiary under a deed of trust shall not disturb Lesee's use and occupancy of the Leased Premises for so long as Lessee is not in default under the Lease and shall also provide that in the event of any foreclosure or other suit, public or private sale, or in the event of a sale in lieu of foreclosure, such mortgagee or beneficiary will hold or offer and sell the Leased Premises subject to all of the terms and conditions of the Lease.

         13.20 Consequential Damages. Under no circumstances whatsoever shall Lessor or Lessee ever be liable hereunder to the other party for consequential damages or special damages.

         13.21 Consents. Except as may be expressly herein provided to the contrary, in all circumstances under this Lease where the consent, permission, or approval of one party is required before the other party may take any particular type of action, such consent, permission or approval shall not be unreasonably withheld, conditioned or delayed.

         13.22 Signs. Lessee shall have the right to place any sign or signs on the Leased Premises as Lessee deems reasonably necessary for the operation of Lessee's business therein.

         EXECUTED as of the 11 day of April, 1996.


                                       LESSOR:
Address:
                                       METAL MANAGEMENT REALTY,
                                       INC., AN ARIZONA CORPORATION


7600 Augusta Street                    By: /s/ T. Benjamin Jennings
River Forest, Illinois 60305              -------------------------------------
                                       Name: T. Benjamin Jennings
                                            -----------------------------------
                                       Title; President
                                             ----------------------------------

                                       LESSEE:

                                       ELLIS METALS, INC., an Arizona
                                       corporation

Address:

                                       By: /s/ Harold Rubenstein
                                          -------------------------------------
                                       Name: Harold Rubenstein
- -------------------------                   -----------------------------------
                                       Its: Vice President
- -------------------------                  ------------------------------------

                                   EXHIBIT "A"

                                   EXHIBIT "A"


The following described property situated in Pima County, Arizona:

PARCEL A:

Lots 1 through 16 in Block 35 of Bronx Park Addition to the City of Tucson, Pima County, Arizona, according to the map or plat thereof of record in the Office of the County Recorder of Pima County, Arizona, in Book 3 of Maps and Plats at page 117 thereof.

TOGETHER WITH all abandoned alleys lying within said Block 35.

PARCEL B:

A 70-foot parcel lying between the North boundary line of Block 35 and the South boundary line of Block 26 representing the abandoned Plata Street of Bronx Park Addition to the City of Tucson, Pima County, Arizona, according to the map or plat thereof of record in the office of the County Recorder of Pima County, Arizona, in Book 3 of Maps and Plats at page 117 thereof.

PARCEL C:


All that part of Lot 2 of Section 19, Township 14 South, Range 14 East, Gila and Salt River Meridian, Pima County, Arizona, lying west of the west right-of-way of Euclid Avenue and south of the south line of Bruckner's Addition to the City of Tucson, according to the map thereof on record in the office of the County Recorder of Pima County, Arizona, in Book 1 of Land Claims at Page 581, described as follows:

                  Beginning at the point of intersection of a line parallel with and 45.00 feet northerly from the south line of the northwest quarter of said Section 19, with the west line of said section;

                  Thence north 00(degree) 00' 50" west (record), north 00(degree) 1' 28" east (measured), along said west line 256.55 feet (record), 256.78 feet (measured) to a point in a line parallel with and 1,000.00 feet southerly from said south line of Bruckner's Addition;

                  Thence north 89(degree) 55' 22" east (record), north 89(degree) 58' 16" east (measured), along said line, 396.16 feet (record), 396.45 feet (measured) to a point on the west line of Euclid Avenue;

                  Thence south, along said west line of Euclid Avenue, 257.06 feet (record), 256.98 feet (measured) to the north line of 29th Street; being parallel with and 45.00 feet northerly from the south line of the northwest quarter of Section 19;

                  Thence south 89(degree) 59' 49" west (record), south 89(degree) 59' 58" west (measured), along said north line of 29th Street, 396.10 feet (record), 396.56 feet (measured) to the point of beginning;

                  Except that certain triangular parcel conveyed to the City of Tucson by Deed recorded in Docket 2258 at Page 234.


         These parcels are subject to the exceptions set forth on Exhibit "B" attached hereto.

                                   EXHIBIT "B"


1.       Taxes for the year 1996, not yet payable.

2. Reservations and exceptions in the Patent from the United States of America, recorded in Book 59 of Deeds at Page 386.

3.       Easement in favor of City of Tucson recorded in Docket 2662 at page
         210.

4. Easement in favor of Comstock Steel Company recorded in Docket 2297 at page 373.

5. Agreement with the City of Tucson recorded in Book 101 of the Miscellaneous Records at page 370.

6. Utility easements or rights of way, if any, as reserved in instruments of record in the office of the County Recorder of Pima County, Arizona, in Docket 910 at Page 440 and in Docket 1019 at Page 377.

7. Easement in favor of Tucson Gas and Electric Company recorded in Docket 2562 at Page 319.